UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

JUNIATA VALLEY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

-
Pennsylvania	0-13232	23-2235254
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania	17059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 582-5101

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Juniata Valley Financial Corp.

Current Report on Form 8-K

Item 5.07Submission of Matters to a Vote of Security Holders

On May 19, 2026, Juniata Valley Financial Corp. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”) for which the Board of Directors solicited proxies. At the Annual Meeting, shareholders of the Company voted on the following proposals described in the Proxy Statement dated April 6, 2026.

The proposals voted on by the shareholders of the Company at the Annual Meeting were as follows:

Proposal No. 1. The Company’s shareholders elected three Class C directors to serve until the 2029 Annual Meeting as described below:

	Votes	Votes	Broker	Votes
Name	For	Withheld	Non-votes	Uncast
John P. Henry, IV	2,517,114	127,742	-	-
Gary E. Kelsey	2,491,179	153,357	-	320
Joseph B. Scarnati, III	2,489,770	155,086	-	-

Proposal No. 2. The Company’s shareholders approved the non-binding “say on pay” proposal regarding compensation of the named executive officers, as follows:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
2,320,229	180,478	144,149	-

Proposal No. 3. The Company’s shareholders approved the 2026 Incentive Plan proposal as follows:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
2,377,918	154,234	112,704	-

There were no other matters considered at the meeting.

Item 7.01Regulation FD Disclosure

The slides used and presented at the Annual Meeting are attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits. The exhibits listed in the Exhibit Index accompanying this Form 8-K are furnished herewith.

Exhibit Index

Exhibit No.	Description
99.1	Annual Meeting of Shareholders Presentation of Juniata Valley Financial Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Juniata Valley Financial Corp.

Date: May 19, 2026	By:	/s/ Michael W. Wolf

	Name:	Michael W. Wolf
	Title:	EVP, Chief Financial Officer